UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2017
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of shareholders of First Citizens BancShares, Inc. ("BancShares") was held on April 25, 2017. At the meeting, BancShares' shareholders voted on:

•	the election of 13 directors for terms of one year each;

•	a non-binding advisory “say-on-pay” proposal to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting;

•	a non-binding advisory “say-on-frequency” proposal on whether BancShares should submit a say-on-pay resolution for a vote of shareholders every year, every two years, or every three years; and

•	a proposal to ratify the appointment of Dixon Hughes Goodman LLP as BancShares’ independent public accountants for 2017.

The following tables reflect the final results of the voting at the annual meeting.

ELECTION OF DIRECTORS
Name of Nominee	Votes Cast "For"	Votes "Withheld"	Broker Nonvotes
John M. Alexander, Jr.	22,034,764	1,184,163	770,030
Victor E. Bell III	21,549,579	1,669,348	770,030
Peter M. Bristow	22,889,798	329,129	770,030
Hope H. Bryant	22,889,029	329,898	770,030
H. Lee Durham, Jr.	21,865,666	1,353,261	770,030
Daniel L. Heavner	23,040,179	178,748	770,030
Frank B. Holding, Jr.	23,028,062	190,865	770,030
Robert R. Hoppe	22,055,191	1,163,736	770,030
Lucius S. Jones	22,955,539	263,388	770,030
Floyd L. Keels	23,009,070	209,857	770,030
Robert E. Mason IV	22,990,441	228,486	770,030
Robert T. Newcomb	22,912,250	306,677	770,030
James M. Parker	22,911,186	307,741	770,030

"SAY-ON-PAY" PROPOSAL
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Nonvotes
Proposal to approve a non-binding, advisory resolution to approve compensation paid or provided to named executive officers as disclosed in the 2017 Annual Meeting proxy statement	22,869,185	249,674	100,068	770,030

"SAY-ON-FREQUENCY" PROPOSAL
Description of Matter Voted On	Votes Cast For "Every Year"	Votes Cast For "Every Two Years"	Votes Cast for "Every Three Years"	Abstained	Broker Nonvotes
Proposal to whether to submit a "say-on-pay" resolution for a vote of shareholders every year, every two years, or every three years	22,295,053	19,974	774,992	128,908	770,030

APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Nonvotes
Proposal to ratify the appointment of independent accountants for 2017	23,831,629	120,468	36,860	-0-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.
(Registrant)

Date:	April 27, 2017	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer